Simplify US Equity PLUS Managed Futures Strategy ETF

CTAP

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2026

Advised by:
Simplify Asset Management Inc.
10845 Griffith Peak Drive, 2/F
Las Vegas, NV 89135

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – Simplify US Equity PLUS Managed Futures Strategy ETF

Investment Objective: The Simplify US Equity PLUS Managed Futures Strategy ETF (the “Fund” or “CTAP”) seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	0.13%

(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13	$42	$73	$167

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period December 8, 2025 (commencement of operations) through June 30, 2026, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s Adviser seeks to achieve the Fund’s investment objective by employing two principal strategies:

US Equity Strategy

The US Equity Strategy is designed to capture long-term returns by investing in (i) US equity securities of large capitalization companies, (ii) ETFs that are representative of US large capitalization companies, and (iii) futures contracts on equity indexes the Adviser believes will provide exposure to US large capitalization companies. The Fund defines US companies as those organized in the US; or having a class of securities whose principal securities market is in the US; or deriving at least 50% of total revenues or earnings from goods produced, sales made, or services provided in the US, or maintaining at least 50% of employees, assets, investments, operations, or other business activity in the US. The Fund defines large-capitalization companies as those with market capitalizations above $10 billion at the time of purchase. The Adviser allocates assets between or among the various types of equity instruments based on its view of which will be the most economically efficient means to capture long-term returns. The Adviser selects ETFs based upon relative expenses, manager tenure, and liquidity. The Adviser sells an ETF to rebalance strategy allocations or when a more-attractive ETF becomes available.

Managed Futures Strategy

The Managed Futures Strategy is designed to capture long-term returns by selecting long and short futures positions among exchange-traded futures on: (i) currencies, (ii) interest rates, (iii) equities, and (iv) commodities. The Fund primarily executes the Managed Futures Strategy indirectly by investing in a total return swap on the Simplify Managed Futures Strategy ETF (“CTA”), which is a US domiciled exchange-traded fund managed by the Adviser. When the Fund enters into a total return swap, the Fund makes payments to the swap counterparty based on either a fixed or variable rate, and the swap counterparty makes payments to the Fund based on the return of CTA. CTA attempts to capture the economic benefit derived from price trends based on the price changes of futures contracts. CTA will generally be positioned long if a futures contract is experiencing a positive price trend; and positioned short if a futures contract is experiencing a negative price trend. This positioning is based on both (i) a comparison of the recent price returns of each futures contract, and (ii) models that analyze measures of relative and absolute momentum signals (prices trending higher or lower over various look-back periods). The Fund may also execute the Managed Futures Strategy directly through futures contracts, or indirectly through total returns swaps linked to other futures-based funds.

The Fund uses derivatives to overlay the Managed Futures Strategy on top of the US Equity Strategy such that for each one dollar invested, the Fund has one dollar of US equity exposure and one dollar of CTA futures exposure. In other words, for each dollar invested, an investor will have the approximate expected returns of one dollar of equities as well as the expected returns of one dollar of CTA. The Adviser expects to be fully invested in each strategy. The Fund may substitute other forms of futures exposure but expects the economic exposure to be the same as one dollar of CTA futures exposure.

The Fund has adopted a non-fundamental policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US companies and futures. For purposes of the 80% test, the Fund includes (i) equity securities of common stock, preferred stock, ETFs that primarily invest in the same, and futures on US equity indexes; (ii) US companies consistent with the definition provided above; and (iii) futures on currencies, interest rates, equities, and commodities, as well as ETFs that invest in futures strategies and total return swaps linked to the same.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

The Fund is required to post collateral to assure its performance to the swap counterparty. The Fund will hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds (including affiliated money market ETFs); (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality. The Adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the risks the Fund bears directly and indirectly with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

○	Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts and wars, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Total Return Swap Risk. Leverage inherent in total return swaps will tend to magnify the Fund’s losses if the reference asset or assets declines in price. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

○	Currency Futures Risk. Foreign currency contracts subject the Fund to currency trading risks that include market risk and country risk. Market risk results from adverse changes in exchange rates. Country risk arises because a government may interfere with transactions in its currency.

○	Interest Rate Futures Risk. Typically, a rise in interest rates causes a decline in the value of debt futures. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt futures held by the Fund.

○	Equity Futures Risk. Equity futures are subject to general market risks and may not track the equity indices for which they are intended to serve as substitutes.

○	Commodity Futures Risk

●	Energy Futures Risk. Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

●	Metals Futures Risk. Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

●	Agriculture Futures Risk. Investing in the agriculture commodities markets through futures may subject the Fund to greater volatility than investments in traditional securities. Agriculture prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Underlying Fund Risk. ETFs in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the ETFs and may be higher than other funds that invest directly in stocks and bonds. Each of the ETFs is subject to its own specific risks, which are similar to the risks of the Fund. The Adviser is subject to an indirect conflict of interest in allocating the Fund’s assets to a swap linked to CTA, as CTA is an affiliated fund that may underperform other futures-based funds.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: David Berns, PhD, Chief Investment Officer of the Adviser, and Ken Miller, Portfolio Manager of the Adviser serve as portfolio managers of the Fund. Each have each served the Fund as a portfolio manager since it commenced operations in 2025 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.